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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - March 9, 2004
                        (Date of Earliest Event Reported)


                       UNIVERSAL AMERICAN FINANCIAL CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


        New York                    No. 0-11321                  11-2580136
        --------                    -----------                  ----------
(State of Incorporation)          Commission File             (I.R.S. Employer
                                                             Identification No.)


Six International Drive, Suite 190,
      Rye Brook, New York                                        10573
      -------------------                                        -----
     (Address of principal                                     Zip Code
       executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 5.    OTHER EVENTS

           On March 9, 2004, Universal American Financial Corp. ("Universal American") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with HHS Acquisition Corp., a wholly owned subsidiary of Universal American, Heritage Health Systems, Inc. ("Heritage"), and Carlyle Venture Partners, L.P., as the representative of Heritage's stockholders, pursuant to which, subject to the satisfaction of the conditions contained in the Merger Agreement, Universal American will acquire Heritage.

           The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The press release issued by Universal American announcing the Merger Agreement is attached hereto as Exhibit 99.1 and hereby is incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)        Exhibits.

Exhibit No.                                     Exhibit
-----------                                     -------

  99.1 Press Release of Universal American, dated March 9, 2004, announcing the execution of the Merger Agreement.

  99.2 Agreement and Plan of Merger, dated as of March 9, 2004, among Universal American Financial Corp., HHS Acquisition Corp., Heritage Health Systems, Inc. and Carlyle Venture Partners, L.P., as the stockholder representative.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNIVERSAL AMERICAN FINANCIAL CORP.

                                      By: /s/ Richard A. Barasch
                                          ------------------------------------
                                          Name: Richard A. Barasch
                                          Title: President and
                                                 Chief Executive Officer

Date: March 10, 2004












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                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION
-----------                                  -----------

   99.1 Press Release of Universal American, dated March 9, 2004, announcing the execution of the Merger Agreement.

   99.2 Agreement and Plan of Merger, dated as of March 9, 2004, among Universal American Financial Corp., HHS Acquisition Corp., Heritage Health Systems, Inc. and Carlyle Venture Partners, L.P., as the stockholder representative.























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